UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2010

Acorda Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15 Skyline Drive, Hawthorne, NY	10532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (914) 347-4300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 13, 2010, Acorda Therapeutics, Inc. (the “registrant”) issued a press release announcing that four new analyses of clinical trial data on AMPYRA™ (dalfampridine) Extended Release Tablets 10 mg are being presented at the 62nd American Academy of Neurology (AAN) Annual meeting.   AMPYRA is an oral medication approved by the U.S. Food and Drug Administration (FDA) on January 22, 2010 as a treatment to improve walking in patients with multiple sclerosis (MS). This was demonstrated by an improvement in walking speed.   A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this item.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated April 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

April 13, 2010	By:	/s/ Jane Wasman

Name: Jane Wasman
Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 13, 2010.